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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 13, 1999
                                 --------------
                Date of Report (Date of earliest event reported)

                           CASA OLE RESTAURANTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


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
        Texas                       000-28234                                   76-0493269
        -----                       ---------                                   ----------
(State of Organization)        (Commission File Number)                (IRS Employer Identification No.)
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                                 1135 Edgebrook
                             Houston, TX 77034-1899
                             ----------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
                                 --------------
              (Registrant's telephone number, including area code)



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Item 2. Acquisition or Disposition of Assets.

         On April 30, 1999, Casa Ole Restaurants, Inc. (the "Company") completed its acquisition of La Senorita Restaurants, pursuant to the Stock Purchase Agreement with Purchase of Designated Assets (the "Stock Purchase Agreement"), dated as of January 12, 1999, by and among the Company, La Senorita Restaurants Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, La Senorita Traverse City, Inc., a Michigan corporation; La Senorita Franchise Company, a Michigan corporation; W. G. Enterprises, Inc., a Michigan corporation; Kleinrichert Bros., Inc., a Michigan corporation; La Senorita - Mt. Pleasant, Inc., a Michigan corporation ("Mt. Pleasant"); KMANCO, Inc., a Michigan corporation; La Senorita Lansing, Inc., a Michigan corporation; and Kenneth Kleinrichert, Donald Kleinrichert, Joseph Kleinrichert, The Joseph Kleinrichert Trust and Steven Arnot, of Traverse City, Michigan. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1.

         La Senorita Restaurants are Mexican-themed, casual style operations consisting of five company-owned restaurants and four franchised restaurants. All of the nine restaurants are located within the State of Michigan. Sales for the La Senorita system in 1998 were approximately $11.6 million, of which approximately $7.6 million were from company-owned restaurants.

         A copy of the Company's press release announcing the consummation of the acquisition is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

         It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required with respect to the acquisition of the La Senorita Restaurants. Such required financial statements and pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

         (b) Pro forma financial information.

         See Item 7(a) above.

         (c) Exhibits.

         2.1 Stock Purchase Agreement with Purchase of Designated Assets, dated as of January 12, 1999, by and among the Company, La Senorita Restaurants Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company , La Senorita Traverse City, Inc., La Senorita Franchise Company, W. G. Enterprises, Inc., Kleinrichert Bros., Inc., La Senorita - Mt. Pleasant, Inc., KMANCO, Inc., La Senorita Lansing, Inc., Kenneth Kleinrichert, Donald Kleinrichert, Joseph Kleinrichert, The Joseph Kleinrichert Trust and Steven Arnot.
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         99.1 Press Release of Casa Ole Restaurants, Inc., dated May 3, 1999.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CASA OLE RESTAURANTS, INC.

                                By: /s/ ANDREW DENNARD
                                      ------------------------------------------
                                Name:  Andrew Dennard
                                      ------------------------------------------
                                Title: Vice President & Chief Financial Officer
                                      ------------------------------------------


Date:  May 13, 1999




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                                  EXHIBIT INDEX
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Exhibit No.    Exhibit
-----------    -------
         2.1 Stock Purchase Agreement with Purchase of Designated Assets, dated as of January 12, 1999, by and among the Company, La Senorita Restaurants Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, La Senorita Traverse City, Inc., La Senorita Franchise Company, W. G. Enterprises, Inc., Kleinrichert Bros., Inc., La Senorita - Mt. Pleasant, Inc., KMANCO, Inc., La Senorita Lansing, Inc., Kenneth Kleinrichert, Donald Kleinrichert, Joseph Kleinrichert, The Joseph Kleinrichert Trust and Steven Arnot.

         99.1     Press Release of Casa Ole Restaurants, Inc., dated
                  May 3, 1999.
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